Newtek
                                                         Business Services, Inc.

Exhibit 99.1
FOR IMMEDIATE RELEASE

     Newtek Business Services, Inc. Earns $0.07 per share for Second Quarter

             Beats Wall Street Consensus by Approximately 40 Percent

New York, N.Y. - August 5, 2004 - Newtek Business Services, Inc. (NASDAQ: NKBS) (www.newtekbusinessservices.com), a provider of business services and financial products to the small to medium-sized business market, today announced its second quarter earnings of $0.07 per share on revenues of $14.5 million. Wall Street analyst estimates averaged $0.05 per share for the quarter.

During the second quarter Newtek experienced improvement in results in its small business lending and electronic payment processing over the same period in the previous year. Its new web hosting business (acquired in July 2004) also experienced improvements over previously released pro forma estimates. The company's certified capital company revenue did decline as compared to the same period in 2003 due to the uneven nature of revenue recognition in this business. Second quarter 2004 revenues from tax credits were $7 million vs. second quarter 2003 revenues from tax credits of $11.5 million.

"The second quarter 2004 results continue to be consistent with our business plan and demonstrate our success," said Barry Sloane, Chairman and CEO of Newtek Business Services, Inc. "We have a comprehensive plan to grow our core business lines. Our lending, merchant processing and newly acquired web hosting company, CrystalTech Web Hosting, have all had significant growth over the same period last year.

"We also look forward to adding our insurance agency results due to our recent acquisition of Financial Keyosk (www.financialkeyosk.com). As previously announced, we have added to our cores business lines a full service insurance agency business dedicated to meeting the needs of small and medium sized businesses. As of the third quarter we are writing insurance business and will be showing commission revenue. We are witnessing a validation of our business model and look forward to reporting our continued success and progress.

"We are also pleased to announce that Roth Capital and The Maxim Group have within the past two weeks initiated research coverage of Newtek Business Services, Inc."

Newtek has scheduled its quarterly earnings conference call for today at 4:15 pm. The conference call will be accessible via a toll free number by dialing 1-888-396-2386 and providing the pass code 96626281. Listeners are encouraged to ask any questions that they may have during the call. The conference call will also be broadcasted over the Internet through Newtek's website at www.newtekbusinessservices.com. To listen to the webcast live, please go to Newtek's website approximately 15 minutes prior to the call to download any audio software which may be necessary. For those who miss the live broadcast, a replay will be available on the website approximately one hour after the call.

About Newtek Business Services, Inc.

Newtek Business Services, Inc. is a premier provider of business services and financial products to the small to medium-sized business market. Newtek's core brands include:

      o Newtek Small Business Finance: small business and U.S. government-guaranteed lending services;

      o Newtek Merchant Solutions: electronic merchant payment processing solutions;

      o Newtek Insurance Services: customized business insurance provided through Financial Keyosk;

      o     Newtek IT Services: complete information technology solutions;

      o CrystalTech Web Hosting: comprehensive web site services for small and medium sized businesses;

      o Newtek Financial Information Systems: outsourced digital bookkeeping; and

      o     Newtek Tax Services: tax filing, preparation and advisory services.

The statements in this release may contain forward-looking statements relating to such matters as anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's or CrystalTech's actual results to differ materially from the anticipated results expressed in the Company's forward looking statements such as intensified competition and/or operating problems and their impact on revenues and profit margins or additional factors as described in Newtek Business Services' 2003 annual report on Form 10-K and subsequently filed registration statements.

Contacts:
Newtek Business Services
Barry Sloane
Chairman of the Board & CEO
212-356-9500
bsloane@newtekbusinessservices.com

Dave Gentry
Aurelius Consulting Group, Inc.
407-644-4256
dave@aurcg.com

                NEWTEK BUSINESS SERVICES, INC., AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                 JUNE 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003
                              June 30, December 31,

                                                                                                      2004               2003
                                                                                                -----------------  -----------------
              A S S E T S
   Cash and cash equivalents                                                                    $     37,649,541   $     33,444,611
   Restricted cash                                                                                     2,060,788         2,107,471
   Credits in lieu of cash                                                                            70,853,664         71,294,083
   SBA loans receivable, net of reserve for loan losses                                               38,096,972         52,050,725
   Accounts receivable (net of allowance of $44,824 and $96,480, respectively)                           902,157            469,768
   Receivable from bank                                                                                2,002,756          2,670,353
   SBA loans held for sale                                                                             2,840,714         3,619,582
   Accrued interest receivable                                                                           272,596            281,072
   Investments in qualified businesses - equity method investments                                       300,000            300,000
   Investments in qualified businesses -held to maturity investments                                   1,255,475          1,420,179
   Structured insurance product                                                                        3,135,408          3,054,705
   Prepaid insurance                                                                                  14,170,099         13,282,630
   Prepaid expenses and other assets                                                                   3,511,002          1,907,132
   Capitalized servicing asset (net of accumulated amortization of $184,448 and $24,545,
     respectively)                                                                                     1,526,052            754,064
   Furniture, fixtures and equipment (net of accumulated depreciation of $532,301 and
     $390,011, respectively)                                                                             815,058            670,715
   Customer merchant accounts (net of accumulated amortization of $579,936 and $269,380,
     respectively)                                                                                     2,729,191          3,024,298
   Goodwill                                                                                            2,201,644          1,832,621
                                                                                                -----------------   ----------------
   Total assets                                                                                 $    184,323,117   $    192,184,009
                                                                                                -----------------   ----------------

              LIABILITIES AND SHAREHOLDERS' EQUITY
   Liabilities:
      Accounts payable and accrued expenses                                                     $      6,001,753   $      6,095,440
      Notes payable - certified investors                                                              3,822,869          3,829,973
      Notes payable - insurance                                                                        6,003,088          4,115,136
      Notes payable - other                                                                              760,000          1,000,000
      Bank notes payable                                                                              37,658,253         51,990,047
      Note payable in credits in lieu of cash                                                         67,921,494         65,697,050
      Deferred tax liability                                                                          10,905,455         10,815,790
                                                                                                -----------------   ----------------

         Total liabilities                                                                           133,072,912        143,543,436
                                                                                                -----------------   ----------------

      Minority interest                                                                                7,631,729          8,393,151
                                                                                                -----------------   ----------------

      Commitments and contingencies
      Shareholders' equity:
          ommon stock (par value $0.02 per share; authorized 39,000,000 shares, issued and
         C outstanding 26,862,324 and 26,209,211, not including 582,980 shares held in escrow)           537,246            524,184
         Additional paid-in capital                                                                   29,290,600         26,588,400
         Unearned compensation                                                                       (1,579,826)        (2,106,588)
         Retained earnings                                                                            15,370,456         15,241,426
                                                                                                -----------------  -----------------
         Total shareholders' equity                                                                   43,618,476         40,247,422
                                                                                                -----------------   ----------------

         Total liabilities and shareholders' equity                                             $    184,323,117   $    192,184,009
                                                                                                -----------------  -----------------

                NEWTEK BUSINESS SERVICES, INC., AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004, AND 2003

                                                            Three Months Ended                               Six Months Ended
                                                                 June 30,                                        June 30,
                                                        2004                   2003                     2004                 2003
                                                 -----------------    ------------------     -----------------    ------------------
Revenue:
  Income from tax credits                        $      7,024,520       $    11,470,752        $    9,048,045      $     21,859,334
  Electronic payment processing                         4,070,630             1,140,282             7,303,134             1,988,086
  Servicing fee and premium income                      2,141,745               353,013             3,254,112               721,460
  Interest and dividend income                          1,042,215             1,024,551             2,071,163             2,083,720
  Other income                                            203,225               731,550               676,374               986,992
                                                 -----------------    ------------------     -----------------    ------------------
     Total revenue                                     14,482,335            14,720,148           22,352,828             27,639,592
                                                 -----------------    ------------------     -----------------    ------------------
Expenses:
  Interest                                              3,478,022             3,486,235             7,242,797             7,204,087
  Payroll and consulting fees                           2,361,025             1,629,000             4,546,474             3,293,064
  Electronic payment processing costs                   2,578,749               399,811             4,679,735             1,519,753
  Professional fees                                     1,295,050             1,725,936             2,289,659             2,641,703
  Insurance                                               691,350               638,124             1,406,312             1,211,417
  Other than temporary decline in value of
  investments                                              -                     20,287                     -             1,733,701
  Equity in net losses of affiliates                       -                     62,930                     -               117,904
  Benefit for loan losses                               (151,930)                -                   (47,249)                     -
   Other                                                1,433,410             1,353,617             2,626,986             2,060,129
                                                 -----------------    ------------------     -----------------    ------------------
     Total expenses                                    11,685,676             9,315,940            22,744,714            19,781,758
                                                 -----------------    ------------------     -----------------    ------------------

Income (loss) before minority interest,
  provision for income taxes and extraordinary
  items                                                 2,796,659             5,404,208             (391,886)             7,857,834

Minority interest in loss (income)                        310,267             (968,379)               610,581             (680,042)
                                                 -----------------    ------------------     -----------------    ------------------

Income before provision for income taxes and
  extraordinary items                                   3,106,926             4,435,829               218,695             7,177,792
Provision for income taxes                            (1,273,839)           (1,729,874)              (89,665)           (2,799,339)
                                                 -----------------    ------------------     -----------------    ------------------

Income before extraordinary items                       1,833,087             2,705,955               129,030             4,378,453

Extraordinary gain on acquisition of a business                 -                  -                        -            186,729
                                                 -----------------    ------------------     -----------------    ------------------

Net income                                       $      1,833,087       $     2,705,955        $      129,030      $      4,565,182
                                                 -----------------    ------------------     -----------------    ------------------

                NEWTEK BUSINESS SERVICES, INC., AND SUBSIDIARIES

           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004, AND 2003


                                                           Three Months Ended                          Six Months Ended
                                                                June 30,                                     June 30,
                                                       2004                   2003                  2004                 2003
                                               ------------------    ------------------     -----------------    ------------------
Weighted average common shares outstanding
  Basic                                               26,773,791            25,670,866            26,624,960            25,541,088
  Diluted                                             27,227,038            26,047,237            27,158,205            25,857,904
Net  income per share
  Basic                                        $            0.07       $          0.11        $         0.00      $           0.18
  Diluted                                      $            0.07       $          0.10        $         0.00      $           0.18
Income per share before extraordinary items
  Basic                                        $            0.07       $          0.11        $         0.00      $           0.17
  Diluted                                      $            0.07       $          0.10        $         0.00      $           0.17

SEGMENT REPORTING:

                                                            For the Three Months Ended              For the Six Months Ended
                                                                     June 30,                               June 30,
                                                      ---------------------------------------- ------------------------------------

                                                              2004                 2003               2004              2003
                                                      ------------------- -------------------- ----------------- ------------------
         Revenue
             SBA lending                                $      3,158,625    $       1,683,434    $    5,298,678    $     3,005,495
             Electronic payment processing                     4,070,630            1,140,282         7,303,134          1,988,086
             Capco and other                                   7,253,080           11,896,432         9,751,016         22,646,011
                                                      ------------------- -------------------- ----------------- ------------------
                Total                                   $     14,482,335    $      14,720,148    $   22,352,828    $    27,639,592
                                                      ------------------- -------------------- ----------------- ------------------

         Income (loss) before provision for income
         taxes and extraordinary items
             SBA lending                                $      1,431,185    $       (174,374)    $    1,719,946    $     (467,206)
             Electronic payment processing                        95,066         (218,685)              105,639          (593,776)
             Capco and other                                   1,580,675            4,828,888       (1,606,890)          8,238,774
                                                      ------------------- -------------------- ----------------- ------------------
                Total                                   $      3,106,926    $       4,435,829    $      218,695    $     7,177,792
                                                      ------------------- -------------------- ----------------- ------------------

         Depreciation and amortization
             SBA lending                                $        112,183    $           5,879    $      191,387    $         5,879
             Electronic payment processing                       172,065               12,834           340,669             49,086
             Capco and other                                      38,180                3,496            85,536             12,271
                                                      ------------------- -------------------- ----------------- ------------------
                Total                                   $        322,428    $      22,209        $      617,592    $        67,236
                                                      ------------------- -------------------- ----------------- ------------------

         Intercompany revenue eliminated above
             SBA lending                                $         -         $          -         $       -         $        -
             Electronic payment processing                       236,365               70,349           451,297            162,993
             Capco and other                                     488,692              242,828           905,224            619,784
                                                      ------------------- -------------------- ----------------- ------------------
                Total                                   $        725,057    $         313,177    $    1,356,521    $       782,777
                                                      ------------------- -------------------- ----------------- ------------------

         Intercompany expenses eliminated above
             SBA lending                                $        161,783    $         113,473    $      319,896    $       113,473
             Electronic payment processing                       337,882              134,975           658,538            350,541
             Capco and other                                     225,392               64,729           378,087            318,763
                                                      ------------------- -------------------- ----------------- ------------------
                Total                                   $        725,057    $         313,177    $    1,356,521    $       782,777
                                                      ------------------- -------------------- ----------------- ------------------


                                                           At June 30,          At December 31,
                                                               2004                  2003
                                                        ------------------    --------------------
         Identifiable assets
             SBA lending                                 $     51,546,653      $       64,738,750
             Electronic payment processing                      7,176,912               7,308,940
             Capco and other                                  125,599,552             120,136,319
                                                        ------------------    --------------------
                Total                                    $    184,323,117      $      192,184,009
                                                        ------------------    --------------------